BLACKROCK FUNDS V

BlackRock Strategic Income Opportunities Portfolio

(the “Fund”)

Supplement dated September 16, 2025 (the “Supplement”) to the Fund’s

Summary Prospectuses and Prospectuses, each dated April 30, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Strategic Income Opportunities Portfolio — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Strategic Income Opportunities Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Rick Rieder	2010*	Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council
Russ Brownback	2022	Managing Director of BlackRock, Inc.
Dylan Price	2025	Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Rick Rieder, Russ Brownback and Dylan Price are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Rick Rieder, Russ Brownback and Dylan Price are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010*	Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Managing Director of BlackRock, Inc. since 2009.
Russ Brownback	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2017.
Dylan Price	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Director of BlackRock, Inc. since 2023; Vice President of BlackRock, Inc. from 2020 to 2022.

*	Includes management of BlackRock Strategic Income Opportunities Portfolio, a series of BlackRock Funds II (the “Predecessor Fund”)

Shareholders should retain this Supplement for future reference.